UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 1, 2018

(Date of earliest event reported)

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Verizon Communications Inc.

(Exact name of registrant as specified in its charter)

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Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[    ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2018, the Board of Directors (the Board) of Verizon Communications Inc. (the Company) amended and restated the Company’s Bylaws, effective on that date. The amendments, among other things:

•

add a requirement in Section 3.09(b)(2) that a stockholder’s notice of business proposed to be brought before an annual meeting of stockholders include the text of any resolutions proposed for consideration;

•

include an election in Section 4.10 to be governed by Section 141(c)(2) of the Delaware General Corporation Law, which provides greater flexibility with respect to the formation and authority of committees of the Board;

•

add a new Article VII that relocates from a Board resolution to the Bylaws the Board’s designation of persons, and delegation of authority to certain officers of the Company to designate persons, who are deemed “authorized representatives” of the Company for purposes of Article 7 of the Company’s Certificate of Incorporation, as amended or restated from time to time; and

•	make certain other clarifying and conforming changes.

This description is qualified in its entirety by reference to the text of the Company’s amended and restated Bylaws, which are attached as Exhibit 3b to this Report.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

3b	Bylaws of Verizon Communications Inc., as amended and restated, effective as of November 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: November 2, 2018	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3b	Bylaws of Verizon Communications Inc., as amended and restated, effective as of November 1, 2018.